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                                                                     EXHIBIT 1.1

                         FORM OF UNDERWRITING AGREEMENT

                       MBNA CREDIT CARD MASTER NOTE TRUST

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION
                       (Originator, Seller and Servicer)

                             UNDERWRITING AGREEMENT
                                (Standard Terms)



                                                                          , 2001
                                                              ------------



[                  ]
As Underwriter or as the Representative
of the Underwriters named in the
Terms Agreement



Dear Sirs:

          MBNA Credit Card Master Note Trust, a Delaware business trust (the "Issuer"), proposes to, and MBNA America Bank, National Association, a national
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banking association (the "Bank"), as originator (in such capacity, the
                          ----
"Originator") and beneficiary (in such capacity, the "Beneficiary") of the
-----------                                           -----------
Issuer, proposes to cause the Issuer to sell the notes of the series, classes and tranches designated in the applicable Terms Agreement (as hereinafter defined) (the "Notes"). The Notes will be issued pursuant to the Indenture,
               -----
dated as of           , 2001, as supplemented by the Indenture Supplement and a
Class [ . ] Terms Agreement having the dates stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the "Indenture"), between the Issuer and The Bank of New York, as trustee
           ---------
(in such capacity, the "Indenture Trustee").  The Issuer is operated pursuant to
                        -----------------
a Trust Agreement, dated as of _________ __, 2001 (the "Trust Agreement"),
                                                        ---------------
between the Bank, as Beneficiary, and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Notes will be secured by certain assets of the
      -------------
Issuer, including the Collateral Certificate referred to below (collectively, the "Collateral").
     ----------

          The Bank has transferred and proposes to continue to transfer credit card receivables to the MBNA Master Credit Card Trust II (the "Master Trust")
                                                               ------------
pursuant to a Pooling and Servicing Agreement, dated as of August 4, 1994, as amended as of March 11, 1996, June 2, 1998, January 10, 1999, October 2, 2000 and March 30, 2001, and as supplemented by the Series Supplement
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having the date stated in the applicable Terms Agreement (as so amended and supplemented and as otherwise modified or amended from time to time, the "Pooling and Servicing Agreement"), between The Bank, as seller (in such
 -------------------------------
capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and The Bank of New York, as trustee (in such capacity, the "Master Trust Trustee"). The assets of the Master Trust include, among other things, certain amounts due on a pool of MasterCard(R) and VISA(R) revolving credit card accounts of the Bank (the "Receivables"), proceeds of credit insurance policies relating to the
           -----------
Receivables and the benefit of a Credit Enhancement (as hereinafter defined), if any. Pursuant to the Pooling and Servicing Agreement, the Bank has caused the Master Trust to issue to the Issuer a collateral certificate (the "Collateral
                                                                   ----------
Certificate"). The Collateral Certificate is an investor certificate under the
-----------
Pooling and Servicing Agreement that represents undivided interests in certain assets of the Master Trust.

          The Notes designated in the applicable Terms Agreement will be sold in
a public offering by the Issuer (as hereinafter defined) through [           ],
as underwriter, or through certain underwriters which include [           ],
one or more of which may with [          ] act as the representative of such
underwriters listed on Schedule I to the applicable Terms Agreement (any underwriter through which Notes are sold shall be referred to herein as an "Underwriter" or, collectively, all such Underwriters may be referred to as the
 -----------
"Underwriters"; each representative thereof may be referred to herein together
 ------------
as "Representative," which, if the context herein does require, shall include
    --------------
[          ] in its capacity as Underwriter of any Notes or as Representative).
Notes sold to the Underwriters for which [            ] is the Representative
shall be sold pursuant to a Terms Agreement by and between the Bank and the Representative, a form of which is attached hereto as Exhibit A (a "Terms
                                                                    -----
Agreement"), which incorporates by reference this Underwriting Agreement (the
---------
"Agreement," which may include the applicable Terms Agreement if the context so
 ---------
requires). Any Notes sold pursuant to any Terms Agreement may include the benefits of a reserve account, letter of credit, surety bond, cash collateral account, cash collateral guaranty, collateral interest, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, spread account or other contract or agreement for the benefit of the Noteholders of such Series ("Credit Enhancement"). The term "applicable Terms
                             ------------------              ----------------
Agreement" means the Terms Agreement dated the date hereof. To the extent not
---------
defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture or the Pooling and Servicing Agreement. Unless otherwise stated herein or in the applicable Terms Agreement, as the context otherwise requires or if such term is otherwise defined in the Indenture or the Pooling and Servicing Agreement, each capitalized term used or defined herein or in the applicable Terms Agreement shall relate only to the Notes designated in the applicable Terms Agreement and no other series, class or tranche of notes issued by the Issuer.

          The Bank has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
                 ----------
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a shelf registration statement
                                          ---
on Form S-3 (having the registration number stated in the applicable Terms Agreement), including a form of prospectus, relating to the Notes and the Collateral Certificate. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement."
                                                        ----------------------
The Bank proposes to file with the Commission pursuant to Rule 424(b) ("Rule
                                                                        ----
424(b)") under the Act a supplement (the "Prospectus Supplement") to the
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prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the "Basic Prospectus") relating to the Notes and the method of distribution
        ----------------
thereof. The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."
 ----------

          Upon the execution of the applicable Terms Agreement, the Bank agrees with the Underwriters as follows:

          1. Subject to the terms and conditions herein set forth and in the applicable Terms Agreement, the Bank agrees to cause the Issuer to sell and deliver the Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer the respective principal amount of the Notes set forth opposite such Underwriter's name in the applicable Terms Agreement. The Notes are to be purchased by the Underwriters at the purchase price(s) set forth in such Terms Agreement.

          2. The Bank understands that the Underwriters intend (i) to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement and the applicable Terms Agreement have become effective as in the judgment of the Representative is advisable and
(ii) initially to offer the Notes upon the terms set forth in the Prospectus.

          3. Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made to the Bank or to its order by wire transfer of same day funds at 9:00 A.M., New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Bank may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used herein, the term "Business
                           ------------                             --------
Day" means any day other than a day on which banks are permitted or required to
---
be closed in New York City.

          Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Notes registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Notes duly paid by the Bank. The Notes will be made available for inspection and packaging by the Representative at the office of Orrick, Herrington & Sutcliffe LLP not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

          4. Upon the execution of the applicable Terms Agreement, the Bank represents and warrants to each Underwriter that:

              (a) The Registration Statement on Form S-3 (having the registration number stated in the applicable Terms Agreement), including the Prospectus and such amendments thereto as may have been required on the date of the applicable Terms Agreement, relating to the Notes, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Bank and the Registration Statement;

              (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and
                                                            ---------
Regulations"), and did not include any untrue statement of a material fact or
-----------
omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of the applicable Terms Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,
                                                            --------  -------
that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank in writing by such Underwriter through the Representative expressly for use therein;

              (c) As of the Closing Date, the representations and warranties of the Bank, as Seller and Servicer, in the Pooling and Servicing Agreement and the representations and warranties of the Issuer in the Indenture will be true and correct in all material respects;

              (d) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement and the applicable Terms Agreement and to authorize the sale of the Notes, and to consummate the transactions contemplated by this Agreement and the applicable Terms Agreement and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its subsidiaries, taken as a whole;

              (e) The Collateral Certificate has been duly authorized, executed, authenticated, issued and delivered and is entitled to the benefits provided by the Pooling and Servicing Agreement. Each increase in the Investor Interest of the Collateral Certificate will have been authorized and effected in accordance with the Pooling and Servicing Agreement as of the applicable settlement date of each Note; each of the Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement have been duly authorized by the Bank and, when executed and delivered by the Bank, as Seller and Servicer, and the Master Trust Trustee (in the case of the Pooling and Servicing Agreement), each of the Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Bank; and the Collateral Certificate and the Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects;

              (f) The Issuer has been duly formed and is validly existing as a business trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform the Indenture, and to authorize the issuance of the Notes, and to consummate the transactions contemplated by the Indenture.

              (g) The Notes have been duly authorized, and, when executed, issued and delivered pursuant to the Indenture, duly authenticated by the Indenture Trustee and paid for by the Underwriters in accordance with this Agreement and the applicable Terms Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Issuer and, when executed and delivered by the Issuer and the Indenture Trustee (in the case of the Indenture), each of the Indenture, this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Issuer; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus in all material respects;

              (h) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Bank or the Issuer for the consummation of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement or the Indenture, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Master Trust's interest in the Receivables or the Indenture Trustee's interest in the Collateral;

              (i) The Bank and the Issuer are not in violation of their respective organizational documents or in default in their respective performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which they are a party or by which they or their properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement or the Indenture. The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Indenture, and the issuance and delivery of the Collateral Certificate and the Notes and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank, the Issuer or any of their respective properties or any agreement or instrument to which the Bank or the Issuer is a party or by which the Bank or the Issuer is bound or to which any of the properties of the Bank or the Issuer is subject, or the respective organizational documents of the Bank or the Issuer; and the Bank has full power and authority to authorize and issue the Collateral Certificate, and to sell the Notes, as contemplated by this Agreement and the applicable Terms Agreement and to enter into this Agreement, the applicable Terms Agreement and the Pooling and Servicing Agreement; and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement, the applicable Terms Agreement and the Indenture and to enter into the Indenture;

              (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Bank, threatened to which any of the Bank or its subsidiaries is or may be a party or to which any property of the Bank or its subsidiaries is or may be the subject which, if determined adversely to the Bank, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Bank and its subsidiaries, taken as a whole, and the interests of the holders of the Notes, or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Basic Prospectus which are not filed or described as required; and

              (k) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Bank and when executed and delivered by the Bank, each of this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Bank.

          5. Upon the execution of the applicable Terms Agreement, the Bank covenants and agrees with the several Underwriters that:

              (a) Immediately following the execution of this Agreement, the Bank will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances and such other information as the Bank deems appropriate. The Bank will transmit the Prospectus including such Prospectus Supplement to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

              (b) The Bank will deliver, at the expense of the Bank, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

              (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, the Bank will furnish to the Representative a copy of the proposed amendment or supplement.

              (d) The Bank will advise the Representative promptly, and will confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Bank of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (e) The Bank will if during such period of time after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters a Prospectus relating to the Notes is required by law to be delivered in connection with sales by an Underwriter or dealer, (i) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or (ii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of the Bank, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Bank) to which Notes may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, a copy of such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law.

              (f) The Bank will cause the Issuer to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that the Bank shall not be
                                  --------  -------
obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that neither the Bank nor the
                            -------- -------
Issuer shall be required to file a general consent to service of process in any jurisdiction.

              (g) On or before December 31 of the year following the year in which the Closing Date occurs, the Bank will cause the Issuer to make generally available to Noteholders and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

              (h) So long as any of the Notes are outstanding, the Bank will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Notes and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

              (i) For a period from the date of this Agreement until the retirement of the Notes the Bank, as Servicer, will furnish to you copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to Article III of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Master Trust Trustee pursuant to Article III of the Pooling and Servicing Agreement, by first-class mail promptly after such statements and reports are furnished to the Master Trust Trustee.

              (j) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, neither the Bank nor the Issuer will offer, sell, contract to sell or otherwise dispose of any credit card backed securities with the same term and other characteristics identical to the Notes without the prior written consent of the Representative.

              (k) The Bank will cause the Notes to be registered in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Indenture to be qualified pursuant to the Trust
 ------------                                                     -----
Indenture Act of 1939, as amended (the "Trust Indenture Act").
-------------

              (l) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or rating agencies rating the Notes (the "Rating Agency") is conditional upon the furnishing of documents or the taking
 -------------
of any other reasonable action by the Bank agreed upon on or prior to the Closing Date, the Bank shall furnish such documents and take any such other reasonable action.

          6   The Bank will pay all costs and expenses incident to the
performance of its obligations under this Agreement and the applicable Terms Agreement, including, without limiting the generality of the foregoing, (i) all costs and expenses incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) all costs and expenses incident to the preparation, printing and filing under the Act or the Exchange Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) all costs and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) all costs and expenses related to any filing with the National Association of Securities Dealers, Inc., (v) all costs and expenses in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Indenture and any Blue Sky Memorandum and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (vi) the reasonable fees and disbursements of the Bank's counsel and accountants, and (vii) all costs and expenses payable to the Rating Agency in connection with the rating of the Notes, except that the Underwriters agree to reimburse the Bank for an amount, if any, specified in the applicable Terms Agreement on the Closing Date for application toward such expenses. It is understood that, except as specifically provided in Sections 6, 8, 9 and 12 of this Agreement, the Underwriters will pay all of its own fees, costs and expenses (including the fees and disbursements of its counsel), transfer taxes and any advertising expenses in connection with sales or offers from the Underwriters to third parties.

          7   The several obligations of the Underwriters hereunder are subject to the performance by the Bank of its obligations hereunder and under the applicable Terms Agreement and to the following additional conditions:

              (a) On or prior to the date of this Agreement, you shall have received a letter, dated the date of the applicable Terms Agreement, of Ernst & Young LLP (or such other independent accountants as shall be named in the applicable Terms Agreement) confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that the engagement to apply agreed-upon procedures was performed in accordance with the standards established by the American Institute of Certified Public Accountants, and substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to you and your counsel.

              (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Bank or the Issuer, threatened by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

              (c) The representations and warranties of the Bank contained herein are true and correct in all material respects on and as of the

Closing Date as if made on and as of the Closing Date, and the Bank shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date.

              (d) The Representative shall have received an opinion of John W. Scheflen, Executive Vice President, General Counsel and Secretary of MBNA Corporation and Vice Chairman, Cashier and Secretary of the Bank, or other officer acceptable to the Representative, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Bank is a national banking association formed under the laws of the United States of America and is authorized to transact the business of banking, including to own its assets and to transact its business as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

                  (ii) The Bank has the power and authority to execute and deliver this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement and the Trust Agreement, and to consummate the transactions contemplated herein and therein;

                  (iii) The Collateral Certificate has been duly authorized and executed by the Bank and, when authenticated and delivered in accordance with the terms of the Pooling and Servicing Agreement will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement;

                  (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Bank of the transactions contemplated herein or in the Pooling and Servicing Agreement, the Indenture or the Trust Agreement, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and except for such filings as may be required to perfect interests in the Receivables pursuant to the Pooling and Servicing Agreement or the Collateral pursuant to the Indenture;

                  (v) Neither the execution, delivery and performance by the Bank of its obligations under this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement or the Trust Agreement, the transfer of the Receivables to the Master Trust, the issuance and delivery of the Collateral Certificate, nor the consummation of any other of the transactions contemplated herein, in the applicable Terms Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or By-laws of the Bank, each as amended, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the terms of any material indenture or other material agreement or instrument known to such counsel to which the Bank is a party or by which it or its properties are bound;

                  (vi) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes, (y) seeking to prevent the issuance of the Collateral Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes or (z) seeking adversely to affect the federal income tax attributes of the Notes as described in the Basic Prospectus under the headings "Prospectus Summary -- Tax Status" and "Federal Income Tax Consequences"; and

                  (vii) Each of this Agreement, the applicable Terms Agreement, the Pooling and Servicing Agreement, the Trust Agreement and the Collateral Certificate has been duly authorized, executed and delivered by the Bank.

              (e) The Representative shall have received an opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Registration Statement has become effective under the Act and the Prospectus has been filed with the Commission, pursuant to Rule 424(b) promulgated under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel express no opinion), as of their respective effective date or date of issuance, complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

                  (ii) This Agreement, the Pooling and Servicing Agreement, the Indenture, the Collateral Certificate and the Notes conform in all material respects to the descriptions thereof contained in the Registration Statement, in the form in which it became effective, and the Prospectus;

               (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Master Trust nor the Issuer is now, or immediately following the sale of the Notes pursuant to this Agreement will be, required to be registered under the Investment Company Act of 1940, as amended, and the Indenture has been qualified under the Trust Indenture Act;

               (iv) The disclosure in the Prospectus of certain legal proceedings, contracts and other documents and the filing of such contracts and documents as exhibits to the Registration Statement are appropriately responsive in all material respects to the applicable requirements of the Act and the rules and regulations promulgated thereunder;

               (v) Subject to the discussion of alternative characterizations and risks discussed in the Basic Prospectus under the heading "Federal Income Tax Consequences," for federal income tax purposes (i) the Notes will not constitute an ownership interest in the Receivables but will properly be characterized as debt, (ii) any entity constituted by the Master Trust or the Issuer will not be classified as an association or as a publicly traded partnership taxable as a corporation, and (iii) the issuance of the Notes (x) will not adversely affect the federal income tax characterization as debt of any issued and outstanding securities issued by the Master Trust or the Issuer, (y) will not cause the Master Trust or the Issuer to be deemed to be an association taxable as a corporation or a publicly traded partnership taxable as a corporation and (z) will not cause or constitute an event in which gain or loss would be recognized by any securityholder of the Master Trust or the Issuer, the Master Trust or the Issuer. Although the foregoing represents our views regarding the characteristics of the Master Trust and the Issuer and the Notes for federal income tax purposes, we call your attention to the discussion of alternative characterizations and risks discussed in the Basic Prospectus under the heading "Federal Income Tax Consequences"; and

               (vi) The statements in the Basic Prospectus under the headings "Material Legal Aspects of the Receivables" and "Benefit Plan Investors," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

          Such counsel also shall state that they have participated in conferences with representatives of the Bank and its accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraphs (v) and (vi) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

          (f) The Representative shall have received an opinion or opinions of Orrick, Herrington & Sutcliffe LLP, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to certain matters relating to the transfer of the Receivables and the applicable Credit Enhancement, if any, to the Master Trust, with respect to the perfection of the Master Trust's interest in the Receivables and certain other matters relating to the applicable Credit Enhancement, if any, with respect to the applicability of certain provisions of the National Bank Act and the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership of the Bank on such interest in the Receivables and with respect to other related matters in a form previously approved by you and your counsel. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to the Rating Agency.

          (g) The Representative shall have received a reliance letter with respect to any opinion delivered by Richards, Layton & Finger, P.A. (or such other counsel as may be named in the applicable Terms Agreement), special counsel to the Bank and the Issuer, to the Rating Agency, which opinion shall include matters relating to the perfection of the Master Trust's interest in the Receivables and shall provide that the characterization of the Master Trust for federal income tax purposes will be determinative of the character of the Master Trust under the laws of the State of Delaware concerning any tax imposed on or measured by income.

          (h) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Underwriters, such opinion or opinions, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, with respect to the organization of the Bank, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as the Representative may require, and the Bank shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (i) The Representative shall have received a certificate, dated the Closing Date, of a Vice President or more senior officer of the Bank in which such officer, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date, that the representations and warranties of the Bank, as Seller and as Servicer, in the Pooling and Servicing Agreement are true and correct in all material respects as of the dates specified in the Pooling and

Servicing Agreement, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (j) The Representative shall have received an opinion of Emmitt, Marvin & Martin LLP, counsel to the Master Trust Trustee, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

               (i) The Master Trust Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as Master Trust Trustee under the Pooling and Servicing Agreement;

               (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Master Trust Trustee, enforceable against the Master Trust Trustee in accordance with its terms, except as such enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) The Master Trust Trustee has duly executed and authenticated the Collateral Certificate;

               (iv) The execution and delivery of the Pooling and Servicing Agreement by the Master Trust Trustee and the performance by the Master Trust Trustee of its terms do not conflict with or result in a violation of
     (x) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Master Trust Trustee, or (y) the organization certificate or by-laws of the Master Trust Trustee; and

               (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Master Trust Trustee is required in connection with the execution and delivery by the Master Trust Trustee of the Pooling and Servicing Agreement or the performance by the Master Trust Trustee thereunder.

          (k) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to the grant of the Collateral Certificate and the other Collateral to the Indenture Trustee for the benefit of the Noteholders and with respect to the perfection of the Indenture Trustee's interest in the Collateral Certificate and the other Collateral.

          (l) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Owner Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

               (i) The Owner Trustee is duly incorporated and validly existing as a banking corporation in good standing under the laws of the State of Delaware.

               (ii) The Owner Trustee has power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby.

               (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

               (iv) Each of the Indenture and the other transaction documents referred to in such opinion (collectively referred to in this subsection
     (l) as the "Trust Documents") has been duly executed and delivered by the
                 ---------------
     Owner Trustee, as Owner Trustee on behalf of the Issuer.

               (v) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement and the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed).

               (vi) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case maybe, of the Trust Agreement and the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case maybe, contemplated thereby, is in violation of the charter or by laws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Owner Trustee or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee.

               (vii) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, for the valid execution and delivery of the Trust Agreement or the Trust Documents, or for the validity or enforceability thereof, other than the filing of the certificate of trust, which certificate of trust has been duly filed.

               (viii) To such counsel's knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other government authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

          (m) The Underwriters shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, substantially to the effect that:

               (i) The Issuer has been duly formed and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12

     Del.C. (ss)3801, et seq. (referred to in this subsection (m) as the "Act").
     ------           -- ----

               (ii) The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee and the Beneficiary, enforceable against the Owner Trustee and the Beneficiary, in accordance with its terms.

               (iii) The Trust Agreement authorizes the Issuer to execute and deliver the Indenture and the other transaction documents referred to in such opinion (collectively referred to in this subsection (m) as the "Trust
                                                                           -----
     Documents"), to issue the Notes and the trust certificate (referred to in
     ---------
     this subsection (m) as the "Owner Certificate") and to grant the Collateral
                                 -----------------
     to the Indenture Trustee as security for the Notes.

               (iv) The Issuer has the power and authority, pursuant to the Trust Agreement and the Act, to execute, deliver and perform its obligations under the Trust Documents, the Notes and the Owner Certificate and has duly authorized, executed and delivered such agreements and obligations.

               (v) When the Owner Certificate is duly executed and issued by the Issuer and duly authenticated by the Owner Trustee in accordance with the Trust Agreement, the Owner Certificate will be validly issued and entitled to the benefits of the Trust Agreement.

               (vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents, the Notes or the Owner Certificate, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents.

               (vii) Neither the execution, delivery and performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer.

               (viii) Under (ss)3805(b) of the Act, no creditor of the holder of the Owner Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement.

               (ix) Under (ss)3808(a) and (b) of the Act, the Issuer may not be terminated or revoked by the Beneficiary, and the dissolution, termination or bankruptcy of any holder of the Owner Certificate shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement.

               (x) The Owner Trustee is not required to hold legal title to the owner trust estate in order for the Issuer to qualify as a business trust under the Act.

               (xi) There is no excise or other tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral;

               (xii) There is no excise or other tax imposed by the State of Delaware upon the transfer of the Collateral to or from the Issuer;

               (xiii) There is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Issuer;

               (xiv) The characterization of the Issuer for federal income tax purposes, whether as a trust, partnership or association taxable as a corporation, will be determinative of the character of the Issuer under the laws of the State concerning any tax imposed on or measured by income;

               (xv) Assuming the Issuer will be taxed as a partnership for federal income tax purposes, there will be no income tax imposed by the State of Delaware upon the Issuer entity;

               (xvi) Any income tax imposed by the State of Delaware that might be applicable to the Issuer would be based upon "federal taxable income," and for the purpose of ascertaining such income, the amount of taxable income as computed for federal income tax purposes will be determinative, whether such amount is computed based upon a characterization of the transaction as a sale or as a loan;

               (xvii) There is no document or stamp tax imposed by the State of Delaware upon the issuance of the Notes;

               (xviii)   There is no income tax imposed by the City of
     Wilmington, Delaware, upon the Issuer and the City of Wilmington, Delaware, is prohibited by Delaware State law from imposing a personal property tax upon or measured by the corpus of the Issuer; and

               (xix) The Beneficiary (as defined in the Trust Agreement) is the sole beneficial owner of the Issuer.

          (n) The Representative shall have received a certificate, dated the Closing Date, of an authorized representative of the Issuer in which such representative, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Issuer in the Indenture are true and correct in all material respects as of the dates specified in the Indenture, and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Issuer's business except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (o) The Underwriters shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the Indenture Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

               (i) The Indenture Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture;

               (ii) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) The Indenture Trustee has duly executed and authenticated the Notes on the Closing Date;

               (iv) The execution and delivery of the Indenture by the Indenture Trustee and the performance by the Indenture Trustee of the terms of the Indenture do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Indenture Trustee, or (y) the organization certificate or by-laws of the Indenture Trustee;

               (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee thereunder;

               (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as Indenture Trustee under the Indenture or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture; and

               (vii) The execution, delivery and performance by the Indenture Trustee of the Indenture will not subject any of the property or assets of the Issuer, or any portion thereof, to the imposition of any lien which may be asserted against the Issuer by the Indenture Trustee in its capacity as Indenture Trustee.

          (p) You shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section 7.

          (q) You shall have received evidence satisfactory to you that the Notes shall be rated in accordance with the applicable Terms Agreement by the Rating Agency.

          The Bank will furnish you, or cause you to be furnished with, such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

          8.  (a)   The Bank agrees to indemnify and hold harmless each
Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing indemnity with respect to any untrue statement or
--------
omission in any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Bank shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Notes to such person; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank; and (iii) against any and all expenses whatsoever (including, subject to Section 8(c) hereof, the reasonable fees and disbursements of counsel chosen by you) as reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Bank will not be liable in any such case to
       --------  -------
the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Bank by such Underwriter specifically for use therein.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Bank, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or any preliminary prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Bank by such Underwriter through the Representative expressly for use in the Registration Statement or such preliminary prospectus or the Prospectus, or any amendment or supplement thereto.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

  9. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8(a) is for any reason held to be unavailable other than in accordance with its terms, the Bank and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Bank and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount and commissions bear to the initial public offering price appearing thereon and the Bank is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within
--------  -------
the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Bank, each officer of the Bank who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act shall have the same rights to contribution as the Bank.

          10. Notwithstanding anything herein contained, this Agreement and the applicable Terms Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Bank, if after the execution and delivery of this Agreement and the applicable Terms Agreement and prior to the Closing Date (i) there has occurred any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation of the Bank or MBNA Corporation, and their respective subsidiaries, taken as a whole, the effect of which in the reasonable judgment of the Representative materially impairs the investment quality of the Notes; (ii) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the sale and payment for the Notes.

          11. If any Underwriter defaults in its obligations to purchase Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter agreed but failed to purchase does not exceed 25% of the total principal amount of such Notes, you may make arrangements satisfactory to the Bank for the purchase of such Notes by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 25% of the total principal amount of such Notes and arrangements satisfactory to you and the Bank for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Bank, except as provided in
Section 6. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          12. If for any reason other than as set forth in Section 11 the purchase of the Notes by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 6 and the respective obligations of the Bank and the Underwriters pursuant to Sections 8 and 9 shall remain in effect. If the purchase of the Notes by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses (ii), (iii) or (iv) of Section 10, the Bank will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

          13. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.
Notices to the Underwriters shall be given to the Representative, [         ].
Notices to the Bank shall be given to it at Wilmington, Delaware 19884-0152 (Facsimile No.: 302-456-8348), Attention: Chief Corporate Finance Officer.

          14.  (a)   Each Underwriter, severally, represents and warrants to the
Bank that it has not and will not use any information that constitutes "Computational Materials," as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994), with respect to the offering of the Notes .

          (b) Each Underwriter, severally, represents and warrants to the Bank that it has not and will not use any information that constitutes "ABS Term Sheets," as defined in the Commission's No-Action Letter, dated February 13, 1995, addressed to the Public Securities Association, with respect to the offering of the Notes.

          15. Each Underwriter, severally, represents that it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(11) of the Act) with respect to the Notes, transfer, deposit or otherwise convey any Notes into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interests in, such Notes without the prior written consent of the Bank.

          16. Each Underwriter, severally, represents that if it furnished an electronic copy of the preliminary Prospectus prepared in connection with the offer and sale of the Notes to any person, such Underwriter has furnished a printed copy of such preliminary Prospectus to all persons to whom it previously furnished an electronic copy.

          17. This Agreement shall become effective upon execution and delivery of the applicable Terms Agreement.

          18. This Agreement shall inure to the benefit of and be binding upon the Bank, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          19. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Bank and the Underwriters in accordance with its terms.

                                  Very truly yours,

                                  MBNA AMERICA BANK, NATIONAL
                                       ASSOCIATION


                                  By:_______________________
                                     Name:
                                     Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


[                              ]
As Underwriter or as the Representative
of the Underwriters named in
Schedule I to the Terms Agreement


By:_______________________
   Name:
   Title:

                                                                       EXHIBIT A

                      MBNA CREDIT CARD MASTER NOTE TRUST

                                  SERIES ____

                              ASSET BACKED NOTES

                                TERMS AGREEMENT
                                ---------------

                                                             Dated:

To:  MBNA AMERICA BANK, NATIONAL ASSOCIATION

Re:  Underwriting Agreement dated

Series Designation:


Underwriters:
------------

     The Underwriters named on Schedule I attached hereto are the "Underwriters" for the purpose of this Agreement and for the purposes of the above referenced Underwriting Agreement as such Underwriting Agreement is incorporated herein and made a part hereof.

Terms of the Notes:
------------------

Initial
Principal                          Interest              Price to
Amount                          Rate or Formula           Public
------------------------      -------------------      ------------

[Class  ]

[Class  ]

[Class  ]



Interest Payment Dates: _______________, _______________,
----------------------
______________ and  _______________, commencing _____________ __, _____.

Note Ratings[s]:
---------------

Indenture:
---------

Indenture Supplement:
--------------------

Pooling and Servicing Agreement:
-------------------------------

Series Supplement:
-----------------

Purchase Price:
--------------

          The purchase price payable by the Underwriters for the Notes covered by this Agreement will be the following percentage of the principal amounts to be issued:

          Per [Class   ]  Notes __________%
          [Per Class [  ] Notes __________%]
          [Per Class [  ] Notes __________%]


Registration Statement:
----------------------

Underwriting Commissions, Concessions and Discounts:
---------------------------------------------------

          The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Notes, shall be as follows:


  Underwriting
  Discounts and            Selling
   Concessions           Concessions       Reallowance
-----------------       -------------     -------------

[Class    ] ___%            ___%               ___%

[[Class   ] ___%            ___%               ___%]

[[Class   ] ___%            ___%               ___%]


[Reimbursement of Expenses:
 -------------------------

          The Underwriters shall reimburse the Bank for an amount not to exceed $__________ for application towards expenses.]

Closing Date:  Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of
------------
1934, as amended, the Underwriters, the Bank and the Issuer hereby agree that the Closing Date shall be __________ __, 2000, __________ a.m., New York Time.

Location of Closing:
-------------------

Payment for the Notes:
---------------------

Opinion Modifications:
---------------------

The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Notes set forth opposite their names on Schedule I hereto.


 [                        ]
 [As Representative of the
 Underwriters named in
 Schedule I hereto]


By: _______________________
    Name:
    Title:


Accepted:

MBNA AMERICA BANK, NATIONAL ASSOCIATION



By: _______________________
    Name:
    Title:

                                  SCHEDULE I

                                 UNDERWRITERS



$____________________ Principal Amount of Series ___ [___%] [Floating Rate]
Asset Backed Notes, [Class   ]

[$____________________ Principal Amount of Series ___ [___%] [Floating Rate]
Asset Backed Notes, [Class    ]]

[$____________________ Principal Amount of Series ___ [___%] [Floating Rate]
Asset Backed Notes, [Class    ]]


                                                            Principal Amount
                                                            ----------------

[Names of Underwriters]                                     $



                                                            -----------------
                                                            $
                                                            =================